Schedule 14A Information

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934


Filed by the Registrant                                [X]
Filed by a Party other than the Registrant             [ ]

Check the appropriate box:
[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2)
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            GREKA Energy Corporation
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                       N/A
      ---------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):
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



                               [GREKA Energy Logo]



                            GREKA Energy Corporation
                          630 Fifth Avenue, Suite 1501
                               New York, NY 10111


October 14, 2002

Dear GREKA Energy Shareholder:

     I am pleased to invite you to GREKA Energy's 2002 annual meeting of shareholders. The meeting will be at 10:00 a.m. on Thursday, December 5, 2002 at 2801B Santa Maria Way, Santa Maria, California.

     At the meeting, you and the other shareholders will act upon the following:

     1. elect two Class C directors to serve for a three-year term ending in 2005, and

     2. approve an amendment to GREKA Energy's 1999 Omnibus Stock Option Plan increasing the number of common shares covered by the Plan by 1,000,000 shares.

     You also will have the opportunity to hear about the recent significant developments in our business. We hope you can join us on Thursday, December 5, 2002.

     Your vote is important. To vote at the meeting please either attend the meeting or complete, sign and date the enclosed proxy card and return it in the accompanying postage-paid envelope.

     Thank you for your continued support.

                                       Very truly yours,

                                       /s/ Randeep S. Grewal
                                       -----------------------------------------
                                           Randeep S. Grewal
                                           Chairman of the Board
                                           Chief Executive Officer and President

                            GREKA Energy Corporation
                    Notice of Annual Meeting of Shareholders

Date:
         Thursday, December 5, 2002

Time:
         10:00 a.m.
Place:
         2801B Santa Maria Way
         Santa Maria, CA

Purpose:

     To vote on the following matters:

     1. To elect two Class C directors to serve for a three-year term ending in 2005.

     2. To approve an amendment to GREKA Energy's 1999 Omnibus Stock Option Plan to increase the number of shares covered by the Plan by 1,000,000 shares.

     3. To transact such other business as may properly come before the meeting.

     Further information about the meeting is contained in the accompanying proxy statement. All shareholders of record on October 9, 2002 may vote at this meeting.

     Your vote is important. If you do not plan to attend the meeting, please sign, date and promptly return the enclosed proxy. A postage-paid reply envelope is enclosed for your convenience. A shareholder who submits a proxy may revoke it at any time before the vote is taken at the meeting.

                                     By Order of the Board of Directors

                                     /s/ Susan M. Whalen
                                     -------------------------------------------
                                         Susan M. Whalen
                                         Secretary

October 14, 2002

                            GREKA Energy Corporation
                          630 Fifth Avenue, Suite 1501
                               New York, NY 10111
                                 (212) 218-4680

                                 PROXY STATEMENT

                         Annual Meeting of Shareholders
                           To Be Held December 5, 2002

     This proxy statement is furnished in connection with the solicitation of proxies by the board of directors of GREKA Energy Corporation, a Colorado corporation, for use at the annual meeting of shareholders to be held at 2801B Santa Maria Way, Santa Maria, California at 10:00 a.m. on Thursday, December 5, 2002, or at any reconvened meeting after any adjournment or postponement thereof. GREKA Energy anticipates that this proxy statement will be first mailed or given to all GREKA Energy shareholders on or about November 1, 2002.

     The shares represented by properly executed proxies that are received by GREKA Energy before the meeting will be voted at the meeting in accordance with the instructions specified in each proxy. If no directions are specified in the proxy, the subject shares will be voted "For" the nominees for director and approval of the amendment to GREKA Energy's 1999 Omnibus Stock Option Plan.

     Any shareholder giving a proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to GREKA Energy, by substituting a new proxy executed at a later date, or by requesting, in person, at the annual meeting that the proxy be returned.

     All of the expenses involved in preparing, assembling and mailing this proxy statement and the materials enclosed herewith and all costs of soliciting proxies will be paid by GREKA Energy. In addition to the solicitation by mail, proxies may be solicited by officers and regular employees of GREKA Energy by telephone or personal interview. Those persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of shares of GREKA Energy held on the record date, and GREKA Energy may reimburse such persons for reasonable out-of-pocket expenses incurred by them in so doing.

     A copy of GREKA Energy's Annual Report on Form 10-K for the year ended December 31, 2001 is enclosed with this proxy statement. Upon written request, GREKA Energy will provide copies of the exhibits to this report for a charge limited to GREKA Energy's reasonable expenses in furnishing the exhibits. Requests for exhibits should be directed to GREKA Energy Corporation, 630 Fifth Avenue, Suite 1501, New York, NY 10111, Attention: Susan M. Whalen, Secretary.

     The board of directors has fixed the close of business on October 9, 2002 as the record date for the determination of shareholders entitled to notice of and to vote at the annual meeting. At such date, there were outstanding approximately 4,951,397 shares of common stock, each of which entitles the holder thereof to one vote per share on each matter which may come before the meeting. GREKA Energy has no other class of voting securities outstanding.

     The presence in person or by proxy of one-third of the outstanding shares of common stock is necessary to constitute a quorum at the meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained. If a quorum is present, the election of the directors and approval of the amendment to GREKA Energy's 1999 Omnibus Stock Option Plan require that the number of votes cast in favor of the election and amendment approval exceeds the number of votes cast against the election and amendment approval. Both abstentions and broker non-votes will be treated as non-votes.

                              ELECTION OF DIRECTORS

Nominees for Election

     The shareholders are asked to vote for Dai Vaughan and Kenton D. Miller as the nominees to serve as Class C directors for a three-year term ending in 2005. Messrs. Vaughan and Miller currently serve as the Class C directors whose terms expire at this annual meeting.

     Under GREKA Energy's articles of incorporation the directors are divided into three classes: Class A, Class B, and Class C. Each director serves for three years and the class up for election rotates at each annual meeting. At this annual meeting, two Class C directors are to be elected to serve for a three-year term. The other directors listed below will continue to serve for the remainder of their terms. The Class B directors serve until the next annual meeting. The Class A director serves until the second annual meeting from this meeting.

     Directors will be elected by a plurality of the votes cast. Only votes cast for a nominee will be counted, except that a properly executed proxy will be voted for the two nominees if there are no contrary instructions specified. Abstentions, broker non-votes, and instructions on a properly executed proxy to withhold authority to vote for any of the nominees will result in that nominee receiving fewer votes.

     Each nominee has indicated his willingness to serve as a director of GREKA Energy. However, if any nominee declines or is unable to serve, it is the intention of the person designated as the proxy to vote for a substitute who will be designated by the board of directors.

     The board of directors recommends that the shareholders vote "For" the nominees.



     The directors and executive officers of GREKA Energy are as follows:

Name                       Age      Positions                                             Since
----                       ---      ---------                                             -----

Randeep S. Grewal          37       Chairman of the Board, Chief Executive            September 1997(1)
                                    Officer and President, Class A Director

Dr. Jan F. Holtrop         67       Class B Director                                  September 1997(2)

George G. Andrews          77       Class B Director                                  July 1998(2)

Kenton D. Miller           49       Class C Director                                  October 2000(3)

Dai Vaughan                63       Class C Director                                  March 1999(3)

Brent E. Stromberg         57       Vice President-Operations                         December 2001

Susan M. Whalen            40       Vice President-Asset Management,                  August 2001
                                    Secretary

Richard "Sam" R. Lembcke   65       Vice President-Business Development               December 2001

Max A. Elghandour          51       Chief Financial Officer                           August 2001

(1)   term as Director expires 2004
(2)   term as Director expires 2003
(3)   term as Director expires 2002

     A brief summary of the recent business and professional experience of each director nominee and directors continuing in office, as well as executive officers, is presented below:

     Randeep S. Grewal. Since September 1997, Mr. Grewal has served as our Chairman of the Board, Chief Executive Officer and President. From April 1997 to September 1997, Mr. Grewal served as Chairman and Chief Executive Officer for Horizontal Ventures, Inc., an oil and gas horizontal drilling technology company that became a subsidiary of our predecessor in September 1997. From 1993 to 1996, Mr. Grewal was the Corporate Vice President for the Rada Group with principal responsibilities for its global expansion and related operations. He has also been involved in various joint ventures, acquisitions, mergers and reorganizations since 1986 in the United States, Europe and the Far East within diversified businesses. Mr. Grewal has a Bachelor of Science degree in Mechanical Engineering from Northrop University.

     Dr. Jan Fokke Holtrop. Dr. Holtrop has been a Class B Director of GREKA since September 1997. Since 1989 he has been a senior Production Technology professor at Delft University of Technology within the Faculty of Petroleum Engineering and Mining in The Netherlands. Prior to Delft University, he served in various positions within the Shell Oil Company where he started his career in 1962. This includes mining engineering, reservoir engineering and petroleum engineering field work in at least 14 different countries, as well as deep sea drilling, coal production and coal exploration operations, well technology research, and well design, drilling and production operations. Dr. Holtrop has more than 40 years of experience within the oil and gas exploration, drilling and production industry with a global hands-on background. Dr. Holtrop has a Ph.D. and a MSC in Mining Engineering from Delft University of Technology.

     George G. Andrews. Mr. Andrews became a Class B Director of GREKA in July 1998. He has been a consultant and private investor since his retirement from the oil and gas industry in 1987. From 1982 until 1987 he was employed as Corporate Vice President of Intercontinental Energy Corporation of Englewood, Colorado and directed the company's land acquisition, lease and management operations. Between June 1981 and November 1982, Mr. Andrews was Vice President of Shelter Hydrocarbons, Inc. of Denver, Colorado where he directed all land management and operation procedures. From 1979 to June of 1981, Mr. Andrews was Senior Landman for the National Cooperative Refinery Association in Denver, Colorado. Mr. Andrews obtained his B .S. degree in 1947 from the University of Tulsa.

     Kenton D. Miller. In October 2000, Mr. Miller became a Class C Director of GREKA. Since 1991, Mr. Miller has maintained a private consulting practice specializing in management advisory services for a diverse group of petroleum related companies. His consulting services are oriented to improving financial performance for clients utilizing the combination of financial accounting with operations principles and providing assistance with strategic acquisitions or divestitures. Mr. Miller has 30 years of oil and gas experience in reservoir engineering, field operations and management, primarily with Ladd Petroleum Company, BP Amoco and Cities Service Oil Company. His management experience includes the successful drilling of the first commercial horizontal well in Oklahoma and the lead engineering of the early Beaufort Sea exploratory wells drilled. Mr. Miller has been a Registered Professional Petroleum Engineer since 1984 and a Certified Public Accountant since 1994. He has a Bachelor of Science in Petroleum Engineering from the University of Tulsa.

     Dai Vaughan. Mr. Vaughan has been a Class C Director of GREKA since March 1999. He has been an independent management consultant since 1994 with concentrated experience in business plan development, implementation, and business turn-arounds. From 1985 until 1994, he was with Continental Airlines, most recently as Manager of Aircraft Acquisition. Mr. Vaughan has served in numerous positions in his 44 year career in the airline industry with Pan American Airlines, Eastern Airlines and finally Continental Airlines, including Systems Engineering, Aircraft Maintenance and Aircraft Acquisition. Mr. Vaughan received a HNC degree (B.S. equivalent) in Electrical Engineering.

     Brent E. Stromberg. Mr. Stromberg joined us in May 1999 as General Manager
- Refinery Operations and in March 2000 was appointed Vice President -- Integrated Operations in Santa Maria, California. He was appointed Vice President-Downstream Operations in December 2001 and Vice President-Operations in July 2002. Mr. Stromberg's experience of 19 years in the management of crude oil operations includes 18 years with Petro Source Corporation/Crown Asphalt in Salt Lake City. From 1981 to 1999, he served in several management positions, including Santa Maria Project Manager, Transportation Manager, and Motor Gasoline Blending and Marketing Manager. Mr. Stromberg received a Bachelor of Arts in Business Management and a Masters in Business Administration Degree from the University of Utah.

     Susan M Whalen. Ms. Whalen served as General Counsel for Saba Petroleum Company from 1997 until 1999, when Saba was acquired by GREKA. Following the acquisition she served as our Vice President of Legal & Corporate Affairs and as Corporate Secretary. In October 2000 she was appointed Corporate Liaison to our Integrated Operations division and in August 2001 she was appointed our Vice President of Corporate Affairs. In July 2002, Ms. Whalen was appointed Vice President-Asset Management. Prior to joining Saba in 1997, Ms. Whalen was involved in various niche-market product developments within the retail industry for 10 years. Ms. Whalen received her J.D. degree from Western State University
- College of Law.

     Richard "Sam" R. Lembcke. Mr. Lembcke joined us in February 2000 as Vice President of the E&P Americas division and, after his appointment in December 2001 as Vice President-Upstream Operations, he was appointed as Vice President-Business Development in July 2002. Mr. Lembcke possesses vast experience in the oil and gas industry that spans over 40 years. Throughout his tenure in the industry, he has held a series of positions with increasing responsibility, including President from 1996 to 2000 of Gulf Tech, a Louisiana focused oil and gas company, President and General Manager of Ultramar Oil & Gas Limited in Houston, Texas from 1989 to 1992, and as Vice President - Manager of Operations from 1983 to 1989. From 1978 to 1983, Mr. Lembcke served as Executive Vice President and Director for Marion Drilling Services Company. From 1960 to 1978, he served in several positions for Union Oil Company of California. Further, he has served as past President of the American Petroleum Institute and Society of Petroleum Engineers. Mr. Lembcke received a Bachelor of Science degree in Petroleum Engineering from the University of Oklahoma.

     Max A. Elghandour. Mr. Elghandour joined us in May 2001 as Chief Financial Officer. He has over 20 years of financial and operational experience in the oil, gas, and chemical industries. Prior to joining us, Mr. Elghandour spent 16 years as a member of the senior financial team at Elf Aquitaine, now Totalfinaelf, in progressive functional and engaging capacities in the United States, France and the Middle East. He has a Bachelor of Science in Accounting from Saint Francis College and is a Certified Public Accountant. He is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

     During 2001, the Board of Directors met seventeen times. No director attended less than 75% of the meetings.

     There are no family relationships among the directors. There are no arrangements or understandings between any director and any other person pursuant to which that director was nominated.

     During the past five years, there have been no petitions under the Bankruptcy Act or any state insolvency law filed by or against, nor have there been any receivers, fiscal agents, or similar officers appointed by any court for the business or property of any of GREKA Energy's directors or executive officers, or any partnership in which any such person was a general partner within two years before the time of such filing, or any corporation or business association of which any such director or executive officer was an executive officer within two years before the time of such filing. During the past five years, no incumbent director or executive officer of GREKA Energy has been convicted of any criminal proceeding (excluding traffic violations and other minor offenses) and no such person is the subject of a criminal prosecution which is presently pending.

Committees

     GREKA Energy's Audit Committee, whose charter was adopted in June 2000 and amended in October of 2002, is made up of Messrs. Miller, Andrews and Vaughan, and its Compensation Committee is made up of Messrs. Grewal, Vaughan and Andrews. The Board of Directors selects director nominees and will consider suggestions by shareholders for names of possible future nominees delivered in writing to the Secretary of GREKA Energy on or before November 30th in any year. The Audit Committee met six times during 2001, and the Compensation Committee met once during 2001. All members of each committee were present at each committee meeting.

                             AUDIT COMMITTEE REPORT

     The audit committee of the Board of Directors is responsible for providing independent, objective oversight of GREKA Energy's accounting functions and internal controls. The audit committee is composed of three directors, each of whom is independent as defined by the Nasdaq listing standards. The audit committee operates under a written charter approved by the Audit Committee. A copy of the charter, as amended, is attached to this Proxy Statement as Attachment A.

     Management is responsible for GREKA Energy's internal controls and financial reporting process. The independent accountants are responsible for performing an independent audit of GREKA Energy's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The audit committee's responsibility is to monitor and oversee these processes and to hire and when deemed necessary, to replace the independent auditor.

     In connection with these responsibilities, the audit committee met with management and the independent accountants to review and discuss the financial statements for the year ending December 31, 2001. The audit committee also discussed with the independent accountants the matters required by Statement on Auditing Standards No. 61, Communication with Audit Committees.

     As required by Independence Standard Board Standard No. 1, Independence Discussions with Audit Committees, the audit committee discussed with the independent accountants that firm's independence. GREKA Energy has been invoiced by the independent accountants the following fees for the audit of the consolidated financial statements and for other services provided in the year ended December 31, 2001 as accepted by GREKA Energy:

     Audit Related Fees                                              $796,537.69
     Financial Information Systems Design & Implementation Fees      $     -0-
     All Other Fees                                                  $     -0-
                                                                      ----------
     Total Fees                                                      $796,537.69
                                                                      ==========

     Based upon the audit committee's discussions with management and the independent accountants, and the audit committee's review of the presentations of management and the independent accountants, the audit committee recommended that the Board of Directors include the audited consolidated financial statements in GREKA Energy's Annual Report on Form 10-K for the year ended December 31, 2001 filed with the SEC.

                                            THE AUDIT COMMITTEE
                                            Kenton D. Miller
                                            George C. Andrews
                                            Dai Vaughan

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

     The compensation committee of the Board of Directors administers GREKA Energy's executive compensation programs. The compensation committee reviews the salary of GREKA Energy's executive officers and is responsible for all other elements of executive compensation, including stock option plan administration and the Net Profit Sharing Plan.

     The goals of GREKA Energy's integrated executive compensation programs include the following:

     o    Attract and retain talented management personnel
     o    Encourage management to enhance shareholder equity
     o    Promote preservation of GREKA Energy's capital base

Salaries

     In order to emphasize performance-based incentive compensation, base salaries are targeted to be competitive in the industry based on the locations where services are performed. Management determines the salary ranges for various positions based on experience, sustained performance, and comparison to peers inside and outside GREKA Energy.

Incentive Compensation

     GREKA Energy has established two incentive compensation plans which have the potential to increase annual compensation if the economic performance of GREKA Energy and its employees so warrants. These plans have certain specific objectives.

     1. The Net Profit Sharing Plan is designed to reward the personal contributions made by employees to GREKA Energy's financial success. The plan provides for an equal disbursement to qualified participants of 10% of GREKA Energy's fiscal year pretax income, excluding extraordinary gains. Personnel must fulfill certain qualification criteria to share in the net profit distribution which is made subsequent to the filing of GREKA Energy's annual audited financial statements each year. An aggregate distribution of $495,264 was made in the year 2001. The plan could be suspended at the discretion of the Board for any specific year.

     2. The Petro Union, Inc. Stock Option Plan and the 1999 Omnibus Stock Option Plan is intended to reward key employees of GREKA Energy for long-term increases in the value of GREKA Energy's stock. The plans focus on appreciation of the market price of GREKA Energy's stock up to a ten-year period and are designed to encourage management's motivation for long-term appreciation of the stockholders' interest. In addition, employees designated by the Board of Directors to be granted stock options under the 1999 Omnibus Stock Option Plan may elect at the time of grant whether the options to be granted will be either:
(a) non-tax qualified options, or (b) incentive stock options.

Compensation of Executive Officers

     The compensation of GREKA Energy's executive officers consisted of the same components and criteria as other executive officers, including base salary, net profits participation and stock options. All of the executive officers participate in GREKA Energy's benefit plans and are entitled to bonuses and incentive compensation as determined by the Board of Directors of GREKA Energy.

     Randeep S. Grewal, Chairman, Chief Executive Officer and President. Pursuant to an amended and restated employment agreement for Mr. Grewal which was adopted by the Board in 1999, Mr. Grewal's annual salary for 2001 was $353,777. During fiscal year 2001, Mr. Grewal received $8,844 as performance based compensation pursuant to a net profit sharing distribution. The Restated Agreement also allows Mr. Grewal to receive an assignment of a 2% overriding royalty of all oil and gas properties of GREKA Energy and to receive fringe benefits which include an automobile allowance of $1,000 per month.

     Brent E. Stromberg, Vice President-Operations. Mr. Stromberg's annual salary for 2001 was $97,386. During fiscal year 2001, Mr. Stromberg received $8,844 as performance based compensation pursuant to a net profit sharing distribution.

     Susan M Whalen, Vice President-Asset Management. Ms. Whalen's annual salary for 2001 was $93,445. During fiscal year 2001, Ms. Whalen received $8,844 as performance based compensation pursuant to a net profit sharing distribution.

     Richard "Sam" R. Lembcke, Vice President-Business Development. Mr. Lembcke's annual salary for 2001 was $114,471. During fiscal year 2001, Mr. Lembcke received $8,844 as performance based compensation pursuant to a net profit sharing distribution.

     Max A. Elghandour, Chief Financial Officer. Mr. Elghandour's annual salary for 2001 was $103,385. During fiscal year 2001, Mr. Elghandour received a stock option grant in April 2001 to acquire 45,000 shares of common stock of the Company.

Conclusion

     GREKA Energy's executive compensation is linked to individual and corporate performance and shareholder equity. Base salaries are set competitively based on locations where services are performed so that incentivized compensation can have its intended effect. The compensation committee plans to continue the policy of linking executive compensation to individual and corporate performance and shareholder equity.

                                       THE COMPENSATION COMMITTEE
                                       Randeep S. Grewal
                                       George C. Andrews
                                       Dai Vaughan

Compensation Committee Interlocks and Insider Participation

     Randeep S. Grewal, an officer and director of GREKA Energy, is a member of the Compensation Committee. Mr. Grewal had a related party transaction with GREKA Energy during the period ended December 31, 2001. (See "Certain Relationships and Related Transactions").

Director Compensation

     Each director who is not an employee of GREKA Energy is reimbursed for expenses incurred in attending meetings of the board of directors and related committees. At December 31, 2001, GREKA Energy had four outside directors. No compensation was paid to any outside director during fiscal 2001, except $11,900 to Mr. Vaughan and $11,950 to Mr. Miller for specifically identified matters, and none is planned for the immediate future.

     During 2001, options to acquire 28,000 shares of common stock of GREKA Energy at an exercise price of $12.50 per share were granted to Mr. Miller as a GREKA Energy director for his services as a member of the Board of Directors. The options, which are exercisable at January 31, 2001 (6,000 options) and January 31, 2002 (22,000 options), were granted in accordance with GREKA Energy's Stock Option Plan and expire on January 29, 2011.

     GREKA Energy has no knowledge of any arrangement or understanding in existence between any executive officer named above and any other person pursuant to which any such executive officer was or is to be elected to such office or offices. All officers of GREKA Energy serve at the pleasure of the board of directors. No family relationship exists among the directors or executive officers of GREKA Energy. Any officer or agent elected or appointed by the board of directors may be removed by the board whenever in its judgment the best interests of GREKA Energy will be served thereby without prejudice, however, to any contractual rights of the person so removed.

Executive Compensation

     The following summary compensation table sets forth in summary form the compensation received during each of GREKA Energy's last three completed fiscal years by the executive officers of GREKA Energy, except no disclosure is required for those earning gross compensation less than $100,000.



                                             Summary Compensation Table

                                    Annual Compensation                Long Term Compensation
                                    -------------------                ----------------------
                                                             Restricted        Securities
Name and                                                     stock awards       underlying         All other
principal position         Year     Salary($)      Bonus($)(1)        ($)      options/SARS      compensation
------------------         ----     ---------      -----------        ---      ------------      ------------

Randeep S. Grewal,         2001     $353,777         $8,844            --          --            $ 12,000(2)
Chairman and Chief         2000     $290,269           --              --       410,000          $ 12,000(2)
Executive Officer          1999     $248,400           --              --          --            $ 12,000(2)

Brent E. Stromberg,        2001     $ 97,386         $8,844            --          --                --
VP-Operations

Susan M. Whalen,           2001     $ 93,445         $8,844            --          --                 --
VP-Asset Mgt.

Richard R. Lembcke,        2001     $114,471         $8,844            --          --                --
VP-Bus Development

Max A. Elghandour,         2001     $103,385           --              --        45,000              --
Chief Financial Officer


(1) The bonus paid to the executive officers of GREKA Energy in 2001 was their participation in the Company's Net Profit Sharing Plan. The executive officers of GREKA Energy were not paid any bonuses during 1999 or 2000.

(2)  Auto expense allowance.

     No other form of compensation was paid during 1999, 2000 or 2001. No other executive officer or director of GREKA Energy received total compensation in excess of $100,000 during the last three fiscal years.



                                    Option/SAR Grants in Last Fiscal Year
                                            (Individual Grants)



                                    Number of       Percent of total
                                    Securities        options/SARS
                                    Underlying         granted to      Exercise or
                                   Options/SARS       employees in      base price   Expiration   Grant Date
          Name                      granted(#)         fiscal year        ($/Sh)        date        Present
          ----                      ----------         -----------        ------        ----        -------

   Max A. Elghandour                  45,000               40%            $11.32       4/25/11     $390,600(2)


(1) At December 31, 2001, GREKA Energy had granted 1.4 million options to acquire shares of common stock of GREKA Energy, of which 93,000 were granted in 2001 at exercise prices of $12.50 (68,000 options) and $11.32
     (45,000 options) to employees, directors and consultants of the Company. A total of 24,000 options have terminated through attrition and 39,000 options have been exercised, leaving the total option grants outstanding as of December 31, 2001 at 1,088,000 options.

(2) The Black-Scholes pricing model was used with a volatility of .65 and a risk-free interest rate of 5%.

                    Aggregated Option/SAR Exercises in Last Fiscal Year
                               and FY-End Option/SAR Values

                                                                                Value of
                                                                              unexercised
                                                           Number of          in-the-money
                                                      unexercised options    options/SARS at
                        Shares                         SARS at FY-end (#)      FY-end ($)
                     acquired on     Value realized       exercisable/         exercisable/
        Name         exercise (#)          ($)           unexercisable        unexercisable
        ----         ------------    --------------      -------------        -------------

   Susan M. Whalen      5,000            $24,075         35,000/10,000         $875/$250


Employment Contracts and Termination Agreements

     On September 9, 1997, GREKA Energy entered into a five-year employment agreement with Randeep S. Grewal. This agreement was amended on October 14, 1998, and on November 3, 1999 the Board of Directors adopted an amended and restated employment agreement for Mr. Grewal (the "Restated Agreement"). Under the terms of the Restated Agreement, Mr. Grewal's annual salary is $287,500 subject to an annual increase effective on the anniversary date. Mr. Grewal participates in GREKA Energy's benefit plans and is entitled to bonuses and incentive compensation as determined by the board of directors of GREKA Energy. The Restated Agreement also allows Mr. Grewal to receive an assignment of a 2% overriding royalty of all oil and gas properties of GREKA Energy and to receive fringe benefits which include an automobile allowance of $1,000 per month.

     The term of the Restated Agreement is through the fifth anniversary of December 31, 1999; however, it automatically rolls over so that it is a minimum of three years unless sixty days prior to any anniversary date the Company notifies Mr. Grewal that the change of control period shall not be extended. A change of control termination clause was added which is intended to deter hostile changes of control by providing a substantial termination payment should Mr. Grewal terminate his employment or be terminated as a result of a change of control. The Restated Agreement is terminable for cause or by the death or disability of Mr. Grewal. In addition, the Restated Agreement may be terminated by Mr. Grewal in the event of any diminution by GREKA Energy in Mr. Grewal's position, authority, duties or responsibilities. Upon termination of the Restated Agreement by GREKA Energy for any reason other than for cause, death or disability, or upon termination of the Restated Agreement by Mr. Grewal in the event of any diminution by GREKA Energy in Mr. Grewal's position, authority, duties or responsibilities, GREKA Energy is obligated to pay within 30 days after the date of termination: (a) Mr. Grewal's base salary through the date of the severance period, (b) Mr. Grewal's base salary for the balance of the term of the agreement if the date of termination is within the first five years of the employment agreement (base salary is the salary rate in effect at the date of termination), (c) the annual bonus paid to Mr. Grewal for the last full fiscal year during the employment period, and (d) all amounts of deferred compensation, if any.

Security Ownership of Certain Beneficial Owners and Management

     The following table presents as of September 30, 2002 the common stock ownership of each person known by GREKA Energy to be the beneficial owner of five percent or more of GREKA Energy's common stock, all directors and officers individually, and all directors and officers of GREKA Energy as a group. Except as noted, each person has sole voting and investment power with respect to the shares shown. GREKA Energy is not aware of any contractual arrangements or pledges of GREKA Energy's securities which may at a subsequent date result in a change of control of GREKA Energy. As of September 30, 2002, there were 4,951,397 shares of GREKA Energy common stock issued and outstanding.

                         Amount of Beneficial Ownership

Name and Address
of Beneficial Owner                       Common Stock(1)      Percent of Class
-------------------                       ---------------      ----------------

Strong Capital Management, Inc.              444,625                 8.98%
Richard S. Strong
100 Heritage Reserve
Menomonee Falls, WI 53051

Eubel Brady & Suttman Asset                  404,509                 8.17%
7777 Washington Village Drive,
Suite 210
Dayton, OH  45459

Name and Address
of Beneficial Owner                       Common Stock(1)      Percent of Class
-------------------                       ---------------      ----------------

Wynnefield Capital Management, LLC           338,000                 6.83%
450 Seventh Avenue, Suite 509
New York, NY  10123

Randeep S. Grewal                            782,500(2)             14.30%
Chairman of the Board,
Chief Executive Officer,
and President
630 Fifth Avenue, Suite 1501
New York, NY  10111

Dr. Jan F. Holtrop                            73,499(3)              1.47%
Director
Van Alkemadelaan
2596 AS The Hague
The Netherlands

George G. Andrews                             95,250(4)              1.89%
Director
7899 West Frost Drive
Littleton, CO 80123

Kenton D. Miller                              41,000(5)                *
Director
212 F. 25th Street
Tulsa, OK 47114

Dai Vaughan                                   70,000(6)              1.39%
Director
2536 Waterstone Way
Marietta, GA 30062

Richard R. Lembcke                            51,575(7)              1.03%
VP Business Development
2801B Santa Maria Way
Santa Maria, CA  93455

Max A. Elghandour                             15,000(8)                *
Chief Financial Officer
630 Fifth Avenue, Suite 1501
New York, NY 10111

Brent E. Stromberg                            51,900(9)              1.04%
VP Operations
2801B Santa Maria Way
Santa Maria, CA 93455

Name and Address
of Beneficial Owner                       Common Stock(1)      Percent of Class
-------------------                       ---------------      ----------------

Susan M. Whalen                               35,000(10)               *
VP Asset Management
2801B Santa Maria Way
Santa Maria, CA 93455

All directors and officers as a group      1,215,724(11)            20.70%
(9 persons)

*    Less than l%

(1) Rule l3d-3 under the Securities Exchange Act of 1934 involving the determination of beneficial owners of securities, includes as beneficial owners of securities any person who directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise has, or shares, voting power and/or investment power with respect to such securities, and any person who has the right to acquire beneficial ownership of such security within sixty days, including through the exercise of any option, warrant or conversion of a security.

(2) Includes options presently exercisable to acquire 520,000 shares of GREKA Energy common stock, and 262,500 shares of GREKA Energy common stock held individually by Mr. Grewal.

(3) Includes options presently exercisable to acquire 50,000 shares of GREKA Energy common stock.

(4) Includes options presently exercisable to acquire 90,000 shares of GREKA Energy common stock.

(5) Consists of options presently exercisable to acquire 41,000 shares of GREKA Energy common stock.

(6) Consists of options presently exercisable to acquire 70,000 shares of GREKA Energy common stock.

(7) Includes options presently exercisable to acquire 50,000 shares of GREKA Energy common stock.

(8) Includes options presently exercisable to acquire 15,000 shares of GREKA Energy common stock.

(9) Includes options presently exercisable to acquire 50,000 shares of GREKA Energy common stock.

(10) Consists of options presently exercisable to acquire 35,000 shares of GREKA Energy common stock.

(11) Includes options presently exercisable to acquire 921,000 shares of GREKA Energy common stock held by directors and executive officers of GREKA Energy.

Certain Relationships and Related Transactions

     During the last three fiscal years, there have been no material transactions between GREKA Energy and any officer, director, nominee for election as director, or any shareholder owning greater than five percent (5%) of GREKA Energy's outstanding shares, nor any member of the above referenced individuals' immediate family, except for Mr. Grewal's restated employment agreement, the loan from International Publishing Holdings, the Settlement Agreement and Release entered into with Capco dated August 17, 2000, and as set forth below.

     GREKA Energy has an agreement with Grupo de Creacion, Ltd. ("GDC"), a Gibraltar corporation and a shareholder of the Company, for any European financing. Under the agreement, GDC assisted GREKA Energy in arranging a private convertible debenture offering during 1999 resulting in proceeds of approximately $1,000,000. As compensation, GDC received a negotiated commission of 10% of the financing less expenses.

     The Company had a note receivable at December 31, 2001 from Randeep S. Grewal, the Company's Chairman of the Board and Chief Executive Officer of $500,000 which was all due and payable on April 30, 2002. This note has been repaid in full.

Future Transactions

     All transactions between GREKA Energy and an officer, director, principal stockholder or affiliate of GREKA Energy will be approved by a majority of the uninterested directors, only if they have determined that the transaction is fair to GREKA Energy and its shareholders and that the terms of such transaction are no less favorable to GREKA Energy than could be obtained from unaffiliated parties.

Section 16(a) Beneficial Ownership Reporting Compliance

     Based solely on a review of reports filed with GREKA Energy, all directors, executive officers and beneficial owners of more than five percent of GREKA Energy common stock timely filed all reports regarding transactions in GREKA Energy's securities required to be filed during the last fiscal year by Section 16(a) of the Securities Exchange Act of 1934, except Form 3's for Mr. Elghandour, Ms. Whalen, and Messrs. Lembcke and Stromberg.

                                PERFORMANCE GRAPH

     The following performance graph compares the cumulative total stockholders return on GREKA Energy's common stock for the period of December 19, 1997 to September 30, 2002 with the cumulative total return of the [Industrial Index for Oil & Gas Drilling & Exploration published by Media General Financial Services and the Standard & Poor's 500 Stock Index].



                                 [graph omitted]

                            CUMULATIVE TOTAL RETURN*
                  GREKA, INDUSTRY INDEX AND S&P 500 STOCK INDEX

Assumes $100 invested on December 19, 1997 in Greka Energy Corporation, [Industry Index for Oil and Gas Drilling & Exploration and S&P 500 Stock Index]. The stock prices for Greka Energy reflect a 5% dividend.

*  Total return assumes reinvestment of dividends.

Equity Compensation Plan Information(1)

----------------------------- ---------------------------- ------------------------- ---------------------------------
                                          (a)                        (b)                           (c)
----------------------------- ---------------------------- ------------------------- ---------------------------------
Plan Category                                                                        Number of securities remaining
                              Number of securities to be   Weighted average          available for future issuance
                              issued upon exercise of      exercise price of         under equity compensation plans
                              outstanding options,         outstanding options,      (excluding securities reflected
                              warrants, and rights         warrants, and rights      in column (a))
----------------------------- ---------------------------- ------------------------- ---------------------------------
Equity compensation plans            1,088,000(2)                   $9.33                           0
approved by security holders
----------------------------- ---------------------------- ------------------------- ---------------------------------
Equity compensation plans                  0                          -                             -
not approved by security
holders
----------------------------- ---------------------------- ------------------------- ---------------------------------
           Total
----------------------------- ---------------------------- ------------------------- ---------------------------------

(1)  As of December 31, 2001.

(2) For more detail, refer to footnote No. 14 to our audited financial statement which is part of the annual report accompanying this Proxy Statement.


                    PROPOSAL TO APPROVE THE AMENDMENT TO THE
                        1999 OMNIBUS STOCK OPTION PLAN TO
                      INCREASE THE NUMBER OF COMMON SHARES
                     COVERED BY THE PLAN BY 1,000,000 SHARES

     Effective November 3, 1999, the Board of Directors adopted the 1999 Omnibus Stock Option Plan (the "1999 Stock Option Plan"), which Plan was approved by our shareholders at our annual meeting in December of 1999. The 1999 Stock Option Plan allows for the granting of (i) nonstatutory stock options ("NSOs"), which can be granted to employees of GREKA Energy or any subsidiary of GREKA Energy and non-employees (such as consultants and outside directors) and (ii) tax-qualified incentive stock options ("ISOs"), which can be granted only to employees of GREKA Energy or any subsidiary of GREKA Energy. The purpose of the 1999 Stock Option Plan is to enhance shareholder value by attracting, retaining and motivating key employees, consultants and members of the Board of Directors of GREKA Energy and of any subsidiary of GREKA Energy by providing them with a means to acquire a proprietary interest in GREKA Energy's success. GREKA Energy's 1997 Stock Option Plan provided for 400,000 options, all of which have been granted as of December 31, 2001. All current employees, consultants and members of the Board of Directors of GREKA Energy, and of any subsidiary of GREKA Energy are eligible to participate in the 1999 Stock Option Plan.

     The aggregate number of shares of GREKA Energy's Common Stock that may be granted under the 1999 Stock Option Plan upon the exercise of either an NSO or ISO is 1,000,000. All of the shares covered by the 1999 Stock Option Plan have been granted at prices ranging from $8.25 to $12.50 depending on the date of the grant. The amendment being considered hereby is to increase this amount by 1,000,000 shares to provide management with flexibility with respect to possible future grants. At the discretion of the Board the 1999 Stock Option Plan has been administered by the Compensation Committee appointed by the Board. Optionees under the 1999 Stock Option Plan shall be selected at the discretion of the Committee from among those eligible participants who, in the opinion of the Board or such committee, are or were in a position to contribute materially to GREKA Energy's continued growth and development and to its long-term success. Subject to the provisions of the 1999 Stock Option Plan, the Board or such committee shall have complete discretion in determining the terms and conditions and number of options granted under the 1999 Stock Option Plan. The Amended 1999 Stock Option Plan, if approved by shareholders, will be managed in the same fashion.

     Options granted under the 1999 Stock Option Plan may not have an exercise price that is less than the market price of GREKA Energy's Common Stock on the date of grant, and are to have a term not to exceed ten years (five years in the case of ISOs granted to persons who beneficially own more than ten percent of GREKA Energy's Common Stock). Unexercised options will terminate upon the earliest to occur of (i) the date set forth in the written option agreement,(ii) upon termination of the Optionee's employment with GREKA Energy for cause or
(iii) in the case of ISOs, ninety days following the termination of the Optionee's employment with GREKA Energy other than for cause (unless termination of employment is a result of the Optionee's death or disability, in which event the option will terminate if not exercised within one year of the Optionee's termination of employment with GREKA Energy). Nothing contained in the 1999 Stock Option Plan shall be construed to give any employee or consultant any right to continued employment or association with GREKA Energy.

     Each option under the 1999 Stock Option Plan shall be evidenced by a written option agreement that specifies the exercise price, the duration of the option, the number of shares of stock to which the option applies, and such vesting or exercisability restrictions and other terms and conditions which the Board or Committee may impose.

     Unless earlier terminated by the Board, the 1999 Stock Option Plan shall terminate on November 3, 2009, after which date no options may be granted under the 1999 Stock Option Plan. The Board may at any time terminate the 1999 Stock Option Plan and from time to time may amend or modify the 1999 Stock Option

Plan, provided, however, that no such action of the Board, without approval of the shareholders, may: (i) increase the total amount of Common Stock that may be purchased through options granted under the 1999 Stock Option Plan; (ii) change the class of employees, consultants or members of the Board eligible to receive options under the 1999 Stock Option Plan or (iii) otherwise amend or modify the 1999 Stock Option Plan where approval of the shareholders is required by any law or regulation governing GREKA Energy.

     The principal federal income tax consequences of the grant and exercise of options under the 1999 Stock Option Plan are, in general, as follows:

NSOs

     1. Upon the issuance of an NSO, the Optionee will have no taxable income and GREKA Energy will have no tax deduction.

     2. Upon the exercise of an NSO, the Optionee will realize ordinary taxable income in an amount equal to the excess of the fair market value of the underlying shares of stock at the time the option is exercised over the exercise price of the option for such shares.

     3. The amount of income recognized by the Optionee will be deductible by GREKA Energy as compensation in the year in which ordinary income is recognized by the Optionee by reason of exercise of the NSO, provided applicable withholding requirements are satisfied.

     4. An Optionee's basis for the shares of stock acquired pursuant to the exercise of an NSO will be the option exercise price plus any amount recognized as ordinary income by reason of the exercise of the NSO.

     5. Upon the sale of the stock acquired pursuant to the exercise of an NSO, capital gain or loss will be realized by the Optionee in the amount by which the sales price is greater or less than the basis of such stock. Currently such gain or loss will be long-term or short-term depending on whether the shares were held for more than eighteen months after the option was exercised.

ISOs

     1. Upon the issuance of an ISO, the Optionee will have no taxable income and GREKA Energy will have no tax deduction.

     2. The tax consequences upon the exercise of an ISO and later disposition of the shares of stock acquired thereby depend upon whether the Optionee satisfies the holding period rule whereby the Optionee must hold the shares for more than one year after exercise and two years after the date of issuance of the option.

     3. If the Optionee satisfies the holding period rule, the Optionee will not realize income upon exercise of the ISO (although the excess of the fair market value of the shares on the date of exercise over the option price must be included as an adjustment in computing alternative minimum taxable income) and GREKA Energy will not be allowed an income tax deduction at any time. The difference between the option price and the amount realized upon disposition of the shares by the Optionee will constitute a long-term capital gain or loss, as the case may be.

     4. If the Optionee fails to observe the holding period rule, the portion of any gain realized upon such disqualifying disposition of the shares which does not exceed the excess of the fair market value at the date of exercise over the option price will be treated as ordinary income to the Optionee, the balance of any gain or any loss will be treated as capital gain or loss (long-term or short-term depending on whether the shares were held for more than eighteen months after the option was exercised), and GREKA Energy will be entitled to a deduction equal to the amount of ordinary income upon which the Optionee is taxed.

     At the time of this Proxy Statement no grants have been made pursuant to the proposed Amendment to the 1999 Stock Option Plan.

     The board of directors recommends that the shareholders vote "For" approval of this proposal.

                                  OTHER MATTERS

     The board of directors does not know of any other matters to be brought before the annual meeting. If any other matters not mentioned in this proxy statement are properly brought before the annual meeting, the individual named in the enclosed proxy intends to vote such proxy in accordance with his best judgment on such matters.

Future Shareholder Proposals

     Any GREKA Energy shareholder proposal for the annual meeting of shareholders presently scheduled to be held in 2003 must be received by GREKA Energy by November 30, 2002 for the proposal to be included in the GREKA Energy proxy statement and form of proxy for that meeting.

                                  By Order of the Board of Directors

                                  /s/ Randeep S. Grewal
                                  ----------------------------------------------
                                  Randeep S. Grewal, Chairman of the Board,
                                  Chief Executive Officer and President

October 14, 2002

GREKA Energy Corporation
630 Fifth Avenue, Suite 1501
New York, New York 10111

          PROXY

                This Proxy is Solicited by the Board of Directors
           For the Annual Meeting of Shareholders on December 5, 2002

     The undersigned hereby appoints Randeep S. Grewal, Chairman of the Board, Chief Executive Officer and President of GREKA Energy Corporation, with full power of substitution, the proxy of the undersigned to represent and vote, as designated below, all shares of GREKA Energy common stock standing in the name of the undersigned with the powers the undersigned would posses if personally present at the annual meeting of the shareholders of GREKA Energy Corporation to be held on December 5, 2002 at 10:00 a.m. at 2801B Santa Maria Way, Santa Maria, California, and at any reconvened meeting after any adjournment or postponement thereof.

     1. To elect the following nominees as Class C directors to serve for a three-year term ending in 2005:

            Dai Vaughan               [  ] FOR                   [  ] WITHHOLD
            Kenton D. Miller          [  ] FOR                   [  ] WITHHOLD

The GREKA Energy board of directors recommends that you vote "For" both of the above nominees.

     2. To approve an amendment to GREKA Energy's 1999 Omnibus Stock Option Plan to increase the number of common shares covered by the Plan by 1,000,000 shares:

            [  ] FOR                  [  ] AGAINST               [  ] ABSTAIN

The GREKA Energy board of directors recommends that you vote "For" the amendment.

     3. On any and all other matters that may properly come before the meeting.

     This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no specific directions are given, this Proxy will be voted "For" both of the above Class C director nominees AND "For" the proposed Amendment to the 1999 Omnibus Stock Option Plan.

     This proxy also confers discretionary authority to the proxy to vote on any other matters that may properly be presented at the meeting. As of the date of the accompanying proxy statement, GREKA Energy management did not know of any other matters to be presented at the meeting. If any other matters are properly presented at the meeting, this proxy will be voted in accordance with the recommendations of GREKA Energy management.

     Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy. When signing as executor, administrator, attorney, trustee or guardian, please give full titles as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized persons.




----------------------------                ------------------------------------
Print Name                                  Signature of Shareholder

----------------------------                ------------------------------------
Number of Shares                            Signature if Held Jointly

                                            ------------------------------------
                                            Date

                                  Attachment A

                            GREKA Energy Corporation

            Charter of the Audit Committee of the Board of Directors
                             Dated: November 7, 2001
                        Amended Effective October 7, 2002


I.  Audit Committee Purpose

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     o Monitor the independence and performance of GREKA Energy's independent auditors.

     o Provide an avenue of communication among the independent auditors, management, and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfill its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the authority to retain, at GREKA Energy's expense, special legal, accounting, or other consultants or experts it deems necessary to advise the Committee in the performance of its duties.

     The Audit Committee shall report regularly to the Board of Directors.

II. Audit Committee Composition and Meetings

     Audit Committee members shall meet the independence and financial literacy requirements of the Nasdaq National Market listing standards. The Audit Committee shall be comprised of at least three directors as determined by the Board in accordance with the Sarbanes-Oxley Act of 2002, each of whom shall be an independent director without any relationship which, in the opinion of the Board, would interfere with the exercise of his or her independent judgment in carrying out the responsibilities of a director. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one member of the audit committee that has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, qualifying him or her as a "financial expert" in accordance with the Sarbanes-Oxley Act of 2002 and the Rules and Regulations adopted by the Securities Exchange Commission.

     Audit Committee members shall be appointed by the Board. If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Audit Committee Chair shall approve an agenda in advance of each meeting. As circumstances dictate, the Committee should meet privately in executive session with management, the independent auditors, and as a committee to discuss any matters that the Committee or any of these groups believe should be discussed. In addition, the Committee should communicate with management and the independent auditors quarterly to review GREKA Energy's financial statements and significant findings based upon the auditors' review procedures.

III. Audit Committee Responsibilities and Duties

     Review Procedures
     -----------------

     1. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and include the document in the proxy statement for the election of directors at least once every three years in accordance with SEC regulations.

     2. Review GREKA Energy's annual audited financial statements prior to filing with the SEC. Review should include discussion with management and independent auditors of significant issues regarding accounting principles, practices, and judgments.

     3. Review with financial management and the independent auditors GREKA Energy's quarterly financial results prior to the release of earnings. Discuss any significant changes to GREKA Energy's accounting principles and any items required to be communicated by the independent auditors to the Committee in accordance with Statement of Auditing Standards ("SAS") No. 61, Communication with Audit Committees, as amended (see item 9).

     Independent Auditors
     --------------------

     4. The Audit Committee shall oversee the work of any auditor employed by GREKA Energy for the purpose of issuing an audit report or related work. The independent auditors are ultimately accountable to the Audit Committee. The Audit Committee has the ultimate authority and responsibility to select, appoint, evaluate, and, where appropriate, replace the independent auditors. The Audit Committee shall review and evaluate the independence and performance of the auditors and annually appoint the independent auditors or approve any replacement of auditors when circumstances warrant.

     5. The Audit Committee has the authority to approve and pay the fees and other significant compensation to be paid to the independent auditors. Review and approve requests for significant management consulting engagements to be performed by the independent auditors' firm and be advised of any other significant study undertaken at the request of management that is beyond the scope of the audit engagement letter.

     6. On at least an annual basis, the Audit Committee shall review and discuss with the independent auditors the auditors' independence and all significant services performed for and relationships they have with GREKA Energy that could bear on the auditors' independence, and ensure that the Committee has received from the auditors the formal written statement delineating all relationships between the auditor and GREKA Energy and the letter confirming that in the auditors' professional judgment they are independent of GREKA Energy, as required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees. The Committee shall take, or recommend that the Board of Directors take, appropriate action to oversee the independence of the auditors.

     7. Review the independent auditors' engagement letter and audit plan - discuss scope, staffing, locations, reliance upon management, and general audit approach.

     8. Prior to releasing year-end earnings, discuss the results of the audit with the independent auditors. Discuss the matters required to be communicated by auditors to audit committees in accordance with SAS No. 61.

     9. Consider the independent auditors' judgments about the quality and appropriateness of GREKA Energy's accounting principles as applied in its financial reporting.

     Legal Compliance
     ----------------

     10. On at least an annual basis, review with GREKA Energy's counsel any legal matters that could have a significant impact on GREKA Energy's financial statements, GREKA Energy's compliance with applicable laws and regulations, and inquiries received from regulators or governmental agencies.

     11. Adopt procedures for addressing the receipt, retention and treatment of complaints, warnings or questions concerning accounting matters and the confidential anonymous submission by employees and others of concerns regarding questionable accounting matters.

     Other Audit Committee Responsibilities
     --------------------------------------

     12. Based on the review and discussion of the audited financial statements with management and the discussion with the independent auditors of the matters required to be discussed by SAS No. 61 and the independent auditors' independence, recommend to the Board of Directors whether the audited financial statements should be included in GREKA Energy's Annual Report on Form 10-K for filing with the SEC. Prepare the report required by SEC rules to be included in GREKA Energy's annual proxy statement.

     13. Require the Company to provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the auditors employed by the Company and any advisers employed by the Audit Committee.

     14. Mandate the preapprovals by the Audit Committee of all permissible non-audit services by the Company's auditors (subject to a de minimus exception) and appoint one or more designated members of the Audit Committee to grant such preapprovals.

     15. Perform any other activities consistent with this Charter, GREKA Energy's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

     16. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that GREKA Energy's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve any disagreements between management and the independent auditors, or to ensure compliance with laws and regulations.


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



                                  ATTACHMENT B

                                 AMENDMENT NO. 1
                                     TO THE
                            GREKA ENERGY CORPORATION
                         1999 OMNIBUS STOCK OPTION PLAN


                  Pursuant to the approval of the Board of Directors of Greka Energy Corporation and subject to receipt of shareholder approval at a shareholder meeting called for December 5, 2002, Section 4 of the Greka Energy Corporation 1999 Omnibus Stock Option Plan shall be amended to read as follows:

                  4.       SHARES SUBJECT TO THE 1999 PLAN.

                           (a) Subject to the provisions of Section 10 relating
                  to adjustments upon changes in stock, the stock that may be sold pursuant to Options shall be Common Stock of the Company and shall not exceed in the aggregate 2,000,000 shares of Common Stock of the Company. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the Common Stock not purchased under such Option shall revert to and again become available for issuance under the 1999 Plan.

                           (b) The Common Stock subject to the 1999 Plan may be
                  unissued shares or reacquired shares purchased on the market or otherwise.

                  Except as expressly set forth in this Amendment No. 1, the 1999 Omnibus Stock Option Plan shall remain in full force and effect, enforceable in accordance with its terms.


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